SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 28, 2004
                Date of Report (Date of Earliest Event Reported)


                            TAIWAN GREATER CHINA FUND
               (Exact name of registrant as specified in charter)


         MASSACHUSETTS                  811-05617               526400931
(State or other jurisdiction      (Commission file number)    (IRS Employer
      of incorporation)                                   identification number)


          BANK TOWER, ROOM 1001
            DUNHUA NORTH ROAD                                   (Zip code)
         TAIPEI, TAIWAN, R.O.C.
(Address of principal executive offices)


       Registrant's telephone number, including area code: (800) 343-9567

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ITEM 9.  REGULATION FD DISCLOSURE

On April 28, 2004, Taiwan Greater China Fund (the "Fund") announced the resignation of Alex Hammond-Chambers from the Fund's Board of Trustees.

The Fund issued a press release on April 28, 2004 with respect to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TAIWAN GREATER CHINA FUND


Date:  April 28, 2004               By: /s/ Marc E. Perlmutter
                                        ---------------------------------------
                                        Name:   Marc E. Perlmutter
                                        Title:  Assistant Vice President and
                                                Assistant Secretary


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                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

 99.1             Press release issued by the Taiwan Greater China Fund on April
                  28, 2004.